DELAWARE VIP TRUST

Delaware VIP Global Bond Series

Supplement to the Series' Prospectuses
Dated May 1, 2006

On November 16, 2006, the Board of Trustees of the Delaware VIP Trust (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Delaware VIP Global Bond Series (the "Series"), subject to shareholder approval.

Series shareholders will receive a proxy statement providing them with information about the distribution and requesting their votes on the proposed liquidation and dissolution of their Series at a special meeting of shareholders expected to be held February 28, 2007. If approved, the liquidation and dissolution is expected to take place by March 2007. Securities in the Series will be sold in an orderly manner and the proceeds of that sale would be transferred to the remaining shareholders as soon as reasonably practicable.

As a result of the decision to pursue liquidation and dissolution of the Series, as of the date of this Supplement, the Series will be closed to new contract holders. However, the Series will continue to accept purchases from existing contract holders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Until the liquidation of the Series, shareholders will have the opportunity to exchange out of the Series and into another sub-account within their variable insurance product. If a shareholder does not opt to exchange his or her shares of the Series into another sub-account prior to the liquidation, his or her portion of the liquidating distribution will be transferred to a cash-equivalent option within the variable insurance product.

Please keep this Supplement for future reference.

This Supplement is dated November 21, 2006.